UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2021

CONSONANCE-HFW ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39635	98-15556622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Palmer Square, Suite 350 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 921-2333

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CHFW.U	NYSE American LLC
Class A Ordinary Shares included as part of the units	CHFW	NYSE American LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CHFW.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 30, 2021, Consonance-HFW Acquisition Corp. (“CHFW” or the “Company”), in connection with its proposed business combination (the “Business Combination”) with Surrozen, Inc. (“Surrozen”) and acting pursuant to authorization from its Board of Directors, determined (i) to voluntarily withdraw the listing of CHFW’s common stock, warrants, and units from the NYSE American LLC (the “NYSE American”), and (ii) to list the post-combination company’s common stock and warrants on The Nasdaq Global Select Market (“Nasdaq”), in each case subject to the closing of the Business Combination. Trading of the common stock and warrants of the post-combination company is expected to begin on Nasdaq at market open on or about August 12, 2021 under the symbols “SRZN” and “SRZNW”, respectively. The last day of trading on the NYSE American is expected to be on or about August 11, 2021.

Item 7.01 Regulation FD Disclosure.

On July 30, 2021, CHFW issued a press release (the “Press Release”) regarding the change in stock exchange listing. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, and is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CHFW under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01 Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Additional Information

In connection with the Business Combination, CHFW filed a registration statement on Form S-4 (333-256146) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On July 15, 2021, the Registration Statement was declared effective by the SEC. On July 15, 2021, CHFW filed a definitive proxy statement relating to CHFW’s special meeting of stockholders in lieu of the 2021 annual meeting to be held on August 10, 2021, to consider matters and transactions relating to the Business Combination and final prospectus with respect to the securities of CHFW to be issued in connection with the Business Combination to Surrozen stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that CHFW sends its shareholders in connection with the Business Combination. The definitive proxy statement/final prospectus contains important information about CHFW, Surrozen and their respective business and related risks, the combined company, including pro forma financial information and the proposed Business Combination and related matters. Investors and security holders of CHFW are advised to read the proxy statement/prospectus in connection with CHFW’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus contains important information about the Business Combination and the parties to the

Business Combination. Investors and security holders of Surrozen are advised to read the proxy statement/prospectus in connection with the written consent of Surrozen stockholders. The definitive proxy statement/final prospectus was mailed to shareholders of CHFW as of the record date established for voting on the Business Combination. Shareholders are also able to obtain copies of the proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, NJ.

Participants in the Solicitation

CHFW, Surrozen and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CHFW’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CHFW’s directors and officers in CHFW’s filings with the SEC, including the Registration Statement filed with the SEC by CHFW, which includes the proxy statement of CHFW for the Business Combination, and such information and names of Surrozen’s directors and executive officers will also be in the Registration Statement filed with the SEC by CHFW, which includes the proxy statement of CHFW for the Business Combination.

Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CHFW and Surrozen, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CHFW’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CHFW and Surrozen. These statements are subject to a number of risks and uncertainties regarding CHFW’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of CHFW or the stockholders of Surrozen for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of CHFW and Surrozen; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by CHFW’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021; and those factors discussed in the registration statement on Form S-4 (333-256146), declared effective by the SEC on July 15, 2021, and CHFW’s other filings with the SEC. There may be additional risks that CHFW presently does not know or that CHFW currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CHFW’s expectations, plans or forecasts of future events and views as of the date of this communication. CHFW anticipates that subsequent events and developments will cause CHFW’s assessments to change. However, while CHFW may elect to update these forward-looking statements at some point in the future, CHFW specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CHFW’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of July 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSONANCE-HFW ACQUISITION CORP.

Date: July 30, 2021	By:	/s/ Gad Soffer

Name: Gad Soffer
Title: Chief Executive Officer